SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

          Filed by the Registrant  X
          Filed by a party other than the registrant
          Check the appropriate box:
           X     Preliminary proxy statement
                 Definitive proxy statement
                 Definitive additional materials
                 Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Reserve Private Equity Series

                   (Name of Registrant as Specified in Its Charter)



                      (Name of Person(s) Filing Proxy Statement)

          Payment of filing fee (Check the appropriate box):

           X        $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
                    or 14a-6(j)(2)
                    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
                    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

               (1) Title of each class of securities to which transaction applies:

               (2) Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11:

               (4)  Proposed maximum aggregate value of transaction:

                    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                            RESERVE PRIVATE EQUITY SERIES
                             Reserve Mid-Cap Growth Fund
                                  810 Seventh Avenue
                              New York, New York  10019


          Dear Shareholder:

               The Board of Trustees of the Reserve Private Equity Series (the "Trust") on behalf of the Reserve Mid-Cap Growth Fund (the "Fund") recently has reviewed and endorsed a Plan of Complete Liquidation of the Fund (the "Plan") and directed that the Plan be submitted to shareholders of the Fund for adoption. As a shareholder of the Fund on June 30, 1996, the record date, you are entitled to vote on the Plan.

               We have therefore called a Special Meeting of Shareholders to be held on July 31, 1996 at 9:00 a.m. at the offices of the Fund, 810 Seventh Avenue, New York, New York 10019 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

               If the Plan is approved and implemented, your share of the proceeds will be distributed in cash to you, unless you have provided us with written instructions directing that your shares of the Fund be exchanged for shares of another of the Funds of the Trust. If the Plan is adopted at the Special Meeting, the liquidation of the Fund is expected to commence as soon as practicable thereafter. All costs of the liquidation (other than brokerage commissions incurred by the Fund in selling its portfolio securities) will borne by Reserve Management Company, Inc., the Fund's adviser and manager.

               Detailed information about the Plan and the reasons for the proposed liquidation of the Fund are contained in the enclosed materials. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received by the Fund no later than July 30, 1996.

                                        Sincerely,


                                        __________________________________
                                        Bruce R. Bent
                                        President

                           RESERVE MANAGEMENT COMPANY, INC.
                                  810 Seventh Avenue
                               New York, New York 10009



                                    July 15, 1996




          Dear Shareholder:

               The accompanying proxy materials request your vote on a proposal to liquidate Reserve Mid-Cap Growth Fund, in which you have an investment. As an investor in the Reserve Private Equity Series you may exchange your shares of this Fund for shares of equal value in one of the other funds listed below at any time. Among the funds available to you is Reserve North American Growth Fund which has an investment philosophy that is similar to Reserve Mid-Cap Growth Fund because it primarily invests in U.S. companies having a market value between $150 million and $5 billion with a median market value of $1 billion.

               Of course, you may exchange your investment for any of the following funds included in Reserve Private Equity Series:

               -    Reserve North American Growth Fund
               -    Reserve Blue Chip Growth Fund
               -    Reserve Emerging Growth Fund
               -    Reserve Growth and Income Fund
               -    Reserve Informed Investors Growth Fund
               -    Reserve International Equity Fund
               -    Reserve Large Cap Value Equity Fund
               -    Reserve U.S. Treasury Money Market Fund

               If you choose to exchange your shares for either Reserve North American Growth Fund or one of the other funds included in the Trust, it is not necessary to wait for the tabulation of the proxies which is expected to take place on or about July 31, 1996. You may simply call (800) 637-1700 and press 3* for Customer Service. You may instead indicate your choice in writing on the enclosed exchange form and return it to us in the postage paid envelope provided with the enclosed materials.

               Whether you exchange your shares ahead of time or wait until the completion of the liquidation, the transaction will be done at "net asset value" which means that there is no fee or commission to be paid in connection with the transaction.

               If you have any questions, please do not hesitate to give me a call. I apologize for any inconvenience the proposed transaction may have caused.

                                             Sincerely,



                                             Bruce R. Bent
                                             President

                   PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                            RESERVE PRIVATE EQUITY SERIES
                                  810 Seventh Avenue
                              New York, New York  10019

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        To be held July 31, 1996 at 9:00 a.m.

               A Special Meeting of Shareholders of THE RESERVE MID-CAP GROWTH FUND (THE "FUND") OF THE RESERVE PRIVATE EQUITY SERIES (the "Trust") will be held at the offices of the Fund, 810 Seventh Avenue, New York, New York 10019 on July 31, 1996 at 9:00 a.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

               PROPOSAL 1.    To adopt a Plan  of Complete Liquidation (the
                              "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash form, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund.

               Shareholders of record of the Fund at the close of business on June 30, 1996 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote, with proportionate voting for fractional shares.

               We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

                                        By Order of the Board of Trustees



                                        _________________________________
                                        Marc C. Cozzolino
                                        Secretary

                                        Reserve Private Equity Series

          New York, New York
          July 15, 1996

                                   PROXY STATEMENT

                            RESERVE PRIVATE EQUITY SERIES
                                  810 Seventh Avenue
                              New York, New York  10019

                           SPECIAL MEETING OF SHAREHOLDERS


                        To be held July 31, 1996 at 9:00 a.m.


               This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Trustees of the Trust to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 810 Seventh Avenue, New York, New York 10019, on Wednesday, July 31, 1996, at 9:00 a.m. Eastern Time or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

               This Proxy Statement and the form of proxy are being mailed to shareholders on or about July 15, 1996. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, 810 Seventh Avenue, New York, NY 10019) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

               Holders of record of the shares of beneficial interest of the Fund at the close of business on June 30, 1996 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were ___________ shares ("Shares") of the Fund outstanding. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes.

               A copy of the Fund's most recent annual report or semi-annual report, as applicable, is available upon request and without charge by calling the Fund at (800) 637-1700 at its principal executive office, 810 Seventh Avenue, New York, New York 10019.

                                      PROPOSAL 1

          TO ADOPT A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING FOR THE LIQUIDATION OF THE FUND'S ASSETS AND THE DISTRIBUTION OF ALL OF THE PROCEEDS OF SUCH LIQUIDATION

          THE PROPOSED PLAN OF COMPLETE LIQUIDATION

               At a meeting of the Board of Trustees held on March 20, 1996, the Board of Trustees approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

               If the Plan is adopted by the Fund's shareholders, the Board of Trustees and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Delaware law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than brokerage commissions incurred by the Fund in selling its portfolio securities) will be borne by Reserve Management Company, Inc. ("RMCI"), the Fund's investment adviser and administrator.

          BACKGROUND OF AND REASON FOR THE PLAN

               The assets of the Fund are relatively small and, despite efforts to increase sales of the Fund's Shares, RMCI, believes that it is not likely that the Fund will experience further material growth in assets in the foreseeable future from its current size of approximately $1.45 million. In addition, the Fund's initial sub-investment adviser, Cambridge Equity Advisors ("Cambridge"), tendered its resignation effective April 19, 1996. The Trustees have retained, solely on a temporary basis, the sub-investment advisory services of Southern Capital Advisors, Memphis, Tennessee, to provide investment advice to the Fund. Southern Capital Advisors, and its President, Richard A. McStay, C.F.A., presently also serve as sub-investment adviser to one of the other Funds within the Trust, Reserve North American Growth Fund. Southern Capital has been in existence since 1986 and currently manages approximately $260 million. As noted, Southern Capital is only providing sub-advisory services to the Fund on a temporary basis. Prior to or as part of the liquidation process, Shareholders of the Fund will be permitted to exchange their Fund Shares for shares of North American Growth Fund as well as the other Funds in the Trust, or for shares of the Reserve U.S. Treasury Fund, which is the money market fund that serves as the Reserve Equity Cash Account and which invests exclusively in full-faith and credit obligations of the United States Treasury. (A copy of each respective Prospectus for these Funds is included with these materials).

               RMCI has concluded that the relative small size of the Fund will not ultimately produce the benefits for shareholders of a viable and competitive mutual fund. Accordingly, RMCI has recommended to the Board of Trustees that the Fund be liquidated.

               At its meeting on March 20, 1996, the Board of Trustees considered and approved the Plan for submission to shareholders for adoption. In making this determination, the Board considered a number of factors, including the amount of the Fund's assets and the likelihood that sales of the Fund's Shares could be increased to raise the Fund's assets to a more viable level. The Board also considered the resignation of the Fund's sub-adviser and the cost and difficulty of obtaining the services of a new sub-adviser for the Fund. The Board concluded that liquidation of the Fund would be in the best interests of shareholders.

          DESCRIPTION OF THE PLAN

               The  Plan will  require the  Fund to  cease engaging  in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made. The Plan directs the Fund to cause the liquidation of its assets to cash form through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities.

               The Plan further requires the officers of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check, or shareholders who so elect may exercise the exchange privilege and exchange Shares of the Fund for shares of the other Funds referenced above, prior to or at the time of the liquidation. If adopted by shareholders at the Meeting, the liquidation and distribution are expected to commence as soon as practicable thereafter.

               The  officers  of  the  Trust  on behalf  of  the  Fund  are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Board of Trustees may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Board of Trustees, the facts and circumstances make proceeding with the Plan inadvisable.

               If the Plan is not adopted, RMCI presently intends to repropose a plan of liquidation. In any event, as discussed above, a substantial doubt is raised as to whether the Fund can continue as a viable and competitive mutual fund.

          REQUIRED VOTE

               Under the Trust's Amended and Restated Declaration of Trust, approval of the Plan for the Fund will require the affirmative vote of the holders of at least a majority of the outstanding Shares of the Fund entitled to vote, as defined in the Investment Company Act of 1940 ("1940 Act"). A majority of the outstanding Shares of the Fund is defined in the 1940 Act as 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less. If the Plan is not approved by the Fund's shareholders, the Board of Trustees will consider other possible courses of action.

               THE BOARD OF TRUSTEES, INCLUDING ALL OF THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ADOPTION OF THE PLAN.

                                ADDITIONAL INFORMATION

          GENERAL TAX CONSEQUENCES

               The following is only a general summary of the Federal income tax consequences of the Plan. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE PLAN.

               The Fund is a non-diversified mutual fund that declares and pays dividends consisting of net investment income quarterly. Any net realized capital gains are declared and paid annually. As a result of the liquidation, distributions may be made more frequently. As a general rule, the liquidation distribution paid to each shareholder will be treated for Federal income tax purposes as payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

               Under the Code, some shareholders may be subject to a 31% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns.

               Further  information  concerning the  sources  of the  funds
          distributed   to   shareholders  will   be  forwarded   with  the
          liquidating distribution.

          APPRAISAL RIGHTS

               There are no appraisal rights under Delaware law for shareholders upon dissolution of the Fund. Any shareholder of the Fund may, however, redeem his or her shares at net asset value prior to the date of the dissolution of the Fund or exchange their shares of the Fund for shares of the other remaining Funds in the Trust or for shares of the Funds comprising the Reserve Fund.

          MANNER OF VOTING PROXIES

               In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of an adjournment and will vote those proxies required to be voted "AGAINST" any proposal against the adjournment. Under the Trust's Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the aggregate number of shares of the Fund entitled to vote at the Meeting.

               Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

               The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne by RMCI. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Trust and/or employees of RMCI.

                        PRINCIPAL HOLDERS OF VOTING SECURITIES

               The following table sets forth certain information as of June 30, 1996, with respect to each person or group known to be the beneficial owner of more than 5% of any class of the Fund's outstanding voting securities:

                                                  Amount and
                                                  Nature of      Percent
          Title of Class    Name and Address      Beneficial       of
                            of Beneficial Owner   Ownership       Class

          Shares of        Bruce R. Bent*
          Beneficial       810 Seventh Avenue
          Interest         New York, NY  10019
          of the
          Fund - Class A

          Shares of        Bruce R. Bent II**
          Beneficial       810 Seventh Avenue
          Interest         New York, NY  10019
          of the
          Fund - Class A

          Shares of        Arthur T. Bent III
          Beneficial       810 Seventh Avenue
          Interest         New York, NY  10019
          of the
          Fund - Class A

          Shares of        Reserve Management Company,
          Beneficial         Inc.
          Interest         810 Seventh Avenue
          of the           New York, NY  10019
          Fund - Class A

          Shares of        Anna T. Dolan Ahsen and
          Beneficial         Akhter Ahsen
          Interest         22 Edgecliff Terrace
          of the           Yonkers, NY  10705
          Fund - Class A


          * Mr. Bent is an officer and Trustee of the Trust. Mr. Bent is the father of Bruce Bent II and the father of Arthur T. Bent III. Mr. Bent is the President of and a controlling shareholder of Reserve Management Company, Inc.

          **   Mr. Bent II is an officer of the Trust.


               Other than the shareholdings presented in the table above, none of the other Trustees and officers of the Trust own shares of the Fund.

                                       AUDITORS

               The Fund's Auditors, Coopers & Lybrand L.L.P. are not expected to be present at the Meeting.

                         SUBMISSION OF SHAREHOLDER PROPOSALS

               The Fund does not generally hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Fund (if any) should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

                       OTHER MATTERS TO COME BEFORE THE MEETING

               The Board of Trustees does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                              RESERVE PRIVATE EQUITY SERIES
          July 15, 1996

                   PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                        PROXY

                            RESERVE PRIVATE EQUITY SERIES

                           SPECIAL MEETING OF SHAREHOLDERS

                                    July 31, 1996


               The undersigned hereby appoints Marc C. Cozzolino and Pat Colletti and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Mid-Cap Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on July 31, 1996, at the offices of the Fund, 810 Seventh Avenue, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

               I.   Adoption of Plan of Complete Liquidation:

               [  ] FOR            [  ] AGAINST             [  ] ABSTAIN

               This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.

               THIS  PROXY IS  SOLICITED BY  THE BOARD  OF TRUSTEES  OF THE
          TRUST.   THE  BOARD  OF  TRUSTEES RECOMMENDS  THAT  YOU VOTE  FOR
          ADOPTION OF THE PLAN OF COMPLETE LIQUIDATION.

               Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                         Dated ___________________________, 1996

                         ______________________________________________
                         Name of Shareholder(s) -- Please print or type

                         ______________________________________________
                         Signature(s) of Shareholder(s)

                         ______________________________________________
                         Signature(s) of Shareholder(s)


          This proxy must be signed by the beneficial owner of Fund Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN

                         THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            Reserve Private Equity Series
                                 Mid-Cap Growth Fund
                                  810 Seventh Avenue
                              New York, New York  10019

                              PROCEEDS INSTRUCTION CARD

               In the event that the Plan of Complete Liquidation of the Mid-Cap Growth Fund (the "Fund") is approved by the shareholders ("Shareholders") of the Fund and implemented by the Trustees of the Trust as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds"), will be invested in shares of the Fund indicated by you below or will be disbursed directly to you by check. Please indicate your proceeds disbursement election by checking the appropriate box. A copy of the Prospectus for each of these Funds is enclosed. Please read each Prospectus carefully before making your election.

               1. Exchange Shares of the Fund for shares of one of the following:

                    A.   RESERVE PRIVATE EQUITY SERIES

                         __   Reserve North American Growth Fund
                         __   Reserve Blue Chip Growth Fund
                         __   Reserve Emerging Growth Fund
                         __   Reserve Growth and Income Fund
                         __   Reserve Informed Investors Growth Fund
                         __   Reserve International Equity Fund
                         __   Reserve Large Cap Value Fund

                    B.   __   RESERVE U.S. TREASURY MONEY MARKET FUND

               2.   __   Pay by check directly to you.


               To implement your choice you may also call 1-800-637-1700.


               PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  EXHIBIT A

                             PLAN OF COMPLETE LIQUIDATION

               THE RESERVE PRIVATE EQUITY SERIES (the "Trust"), a Delaware Business Trust, on behalf of Reserve Mid-Cap Growth Fund (the "Fund"), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

               1. The Plan shall be approved by a majority of the Board of Trustees and the Board of Trustees shall direct that the Plan be submitted to shareholders of the Fund.

               2. The Plan shall be submitted to the shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

               3. Upon adoption of the Plan, the Fund will not engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until final distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Trust's officers and the Fund's investment adviser shall determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities. The Fund shall be deemed to have duly provided for payment by remitting to the Fund's administrator funds for such purposes.

               4. The Trust's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

               5. The officers of the Trust on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Board of Trustees and shareholders, to perform such acts as are necessary desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as hereinbefore set forth.

               6. The Board of Trustees may terminate the Plan and abandon the liquidation of the Fund, notwithstanding adoption by shareholders, at any time prior to the final distribution of cash to shareholders if, in the judgment of the Board of Trustees, the facts and circumstances make proceeding with the Plan inadvisable.